SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 29, 2002
(Date of earliest event reported)

Saba Software, Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-30221	94-3267638
(Commission file number)	(I.R.S. employer identification no.)

2400 Bridge Parkway, Redwood Shores, California	94065-1166
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 696-3840

Item 9.    Regulation FD Disclosure.

On August 29, 2002, each of the Chief Executive Officer, Geno Tolari, and the Chief Financial Officer, Ronald Kisling, of Saba Software, Inc., a Delaware corporation, executed a certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, which accompanied Saba Software’s Form 10-K filed with the Securities and Exchange Commission on August 29, 2002.

The information in this Current Report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Saba Software, Inc.

By:	/s/ RONALD KISLING
Ronald Kisling
Chief Financial Officer

Date: August 29, 2002